REIT Fund

FOR TOTAL RETURN

               (photo of illustration from Total Return Brochure)


service and guidance

                                                         professional management

     goals

                                                                            1999
                                                                     Semi-Annual
                                                                          Report

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

[various photos demonstrating service and guidance, professional management and goals]

professional management

                            professional management

More Than 70 Years of investment experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

                                     goals

                                     goals

Whatever Your Goals, the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

service and
guidance

                              service and guidance

Delaware Believes That The Guidance of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

A Tradition of sound investing

commitment


[photo of computer keyboard]

[photo of glasses, pen and keyboard]


A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
     Delaware manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.
     Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


total return
for total
 return
   2
                                                                   June 18, 1999

Dear Shareholder:

Over the last six months, the U.S. stock market benefited from the powerful influence of Federal Reserve Board monetary policy. In late summer and early fall, investors were concerned about economic and fiscal problems in Asia, Russia and Brazil as well as the impact global recession might have on U.S. corporations. Consequently, many avoided all but the safest investments, U.S. Treasury bonds.

   With the U.S. economy facing the most serious obstacle to expansion in more than seven years, the Federal Reserve intervened and cut short-term interest rates three times in the fall. Lower interest rates were an effective tonic for equity markets. By November, corporate earnings began to improve, the U.S. economy regained its remarkable momentum, and the stock market began a climb that continued throughout the first half of our fiscal year.

   For the six months ended April 30, 1999, the Dow Jones Industrial Average rose more than 23%, breaking the 10,000 barrier for the first time ever on March 29 and then reaching 11,000 shortly after. The Standard and Poor's 500 Index also made impressive gains during the period. These advances, however, were essentially driven by selected technology companies and a small number of very large, growth-oriented companies. Most value-priced stocks as well as small and mid-cap companies including real estate investment trusts (REITs) remained on the sidelines during the tremendous rally.

In April, gains in the stock market began to extend to a much broader base of companies. If this trend continues, we believe REIT Fund would benefit.

   Though this past year has been a challenging one for investors in REITs, we remain optimistic about this asset class. We believe REITs, overall, demonstrate solid fundamental characteristics including:

o Sound earnings growth;
o Good rental income;
o High occupancy rates and steady demand in selected markets, and;
o Low dividend payout rates, a positive indicator for dividend stability and potential dividend increases.


PERFORMANCE SUMMARY
--------------------------------------------------------------------------------


                                    Total Return For                   Average Annual Total Return
                                    Six Months Ended                         3 Years Ended
                                     April 30, 1999                         April 30, 1999
-----------------------------------------------------------------------------------------------------
REIT Fund A Class                      +6.69%                                  +18.06
NAREIT Equity REIT Index               +2.60%                                   +8.94
Lipper REIT Fund Average               +7.15% (271 funds)                      +10.66 (103 funds)
Standard & Poor's 500 Index           +22.31%                                  +29.07
-----------------------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 8. Past performance does not guarantee future results. Fee limitations were in effect for the periods shown. Returns would have been lower without the limitations. The S&P 500 is an unmanaged index of 500 stocks, primarily those of large companies. The NAREIT Equity REIT Index is an unmanaged index of real estate investment trusts that invest in many types of U.S. property. You cannot invest directly in an index.

                                                                       for total
                                                                        return
                                                                          3

   In spite of this positive scenario, REITs have been overlooked as larger companies monopolized investor interest. As a result, the NAREIT Equity REIT Index returned just 2.60% in the past six months compared to a return of 22.31% for the S&P 500. The Delaware Real Estate Investment Trust Portfolio (REIT Fund) outperformed the Index, returning +6.69% for the six months ended April 30, 1999 (for Class A shares at net asset value with distributions reinvested).

   The month of April marked a sharp turnaround for REITs as a much broader array of companies began to share in the stock market's gains. The NAREIT Equity REIT Index gained over 9% in one month. Though one month's performance may not be indicative of a new trend in the market, it does illustrate how quickly asset classes can move in and out of favor.

   If investor attention continues to shift from the largest growth-oriented companies to a more diversified stock universe including attractively priced real estate investment trusts, we believe REIT Fund would benefit.

   For a more detailed review of the REIT Fund's positioning and performance, please take the time to read the Portfolio Managers' Review, which begins on page 4. Christopher Beck, who joined the REIT management team in May, along with team members Damon Andres and Thomas Trotman, share their analysis of the REIT market and the Delaware REIT Fund.

   Delaware Investments was among the first mutual fund families to offer a fund that focuses on real estate investment trusts and our track record with the REIT Fund is excellent. Though REITs attracted a great deal of attention for their high returns in 1996 and 1997, we believe their most valuable benefits are the income and diversification opportunities they offer. Because of these characteristics, we are confident that REITs will continue to play a valuable role in well-allocated investment plans.

Sincerely,

/s/ Wayne A. Stork
-------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
-------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds
for total
 return
   4

Portfolio Managers' Review

Damon J. Andres                                 Thomas J. Trotman
Vice President/Portfolio Manager                Vice President/Portfolio Manager

Christopher S. Beck
Vice President/Senior Portfolio Manager

May 15, 1999

For much of the six months covered in this report, real estate investment trusts (REITs) were decidedly out of favor. This appeared to be largely the result of recessionary fears and a late 1998 capital crunch, which severely limited REITs' ability to raise capital by borrowing money or issuing stock. This lowered investors' perception of the future growth prospects for the REIT asset class.

   Though capital flowed more freely to REITs in early 1999, REITs remained out of favor through March as investors stayed narrowly focused on selected large cap growth stocks.

   REITs staged a powerful rally in April, significantly outperforming the S&P
500. We attribute this to attractive valuations on REITs as well as to increased volatility in other stock sectors. The strength of this rally leaves us relatively optimistic about the prospects for the REIT sector during the remainder of 1999.

   Despite the fact that REITs have underperformed the S&P 500 for the past 16 months, we believe real estate fundamentals remain sound. Given our expectations for at least moderate economic growth in 1999, we think average REIT earnings growth could be about 8% in 1999. That earnings growth potential combined with average yields of about 7% for the sector, leads us to believe that REITs offer attractive total return prospects for the coming year.


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                         April 30, 1999         October 31, 1998
--------------------------------------------------------------------------------
Median Market Capitalization              $1.6 billion            $890 million
Number of Stocks                              30                       36
Price to Funds from Operations Ratio*        9.6x                     9.1x
Top Sector                                  Office             Office/Industrial
Yield Before Expenses                        6.2%                    6.02%
--------------------------------------------------------------------------------
*The Price to Funds from Operations Ratio is a measure of a REIT's cash flow from rents and management fees. It is similar to a price-earnings ratio for an industrial company.

 REIT Fund's 30-day yields measured according to Securities and Exchange Commission guidelines were 4.10%, 3.65%, 3.64%, 4.58% and 4.58% for A, B, C, E and Institutional Class shares respectively, as of April 30, 1999.

                                                                       for total
                                                                         return
                                                                           5

Delaware REIT Fund
Positioning

In the Delaware REIT Fund, our two largest geographic concentrations were the west coast and the northeast. Though we diversify across the country, we focused on these areas because we believe each offers:

o A healthy economic environment with solid job growth

o Less risk of oversupply because there is less available land and stricter zoning laws.

   To provide further geographic diversification, we also focus on REITs that hold properties in a variety of geographic regions.

Office/Industrial REITs Performed Well, Boosting Our Performance
Office/Industrial REITs were our largest sector allocation, representing 35.9% of the Fund's net assets at the end of April. This sector performed well during the past six months and our large allocation boosted our performance. We remain relatively positive about this sector due to continued growth in office employment and only moderate supply in most major markets.

Low Exposure to Healthcare Was a Benefit
Healthcare REITs were among the weakest performers in the past six months as stricter regulations for nursing homes threatened earnings. Although we had only a small allocation to healthcare, even this modest exposure negatively affected our performance. By the end of April, we had sold our only healthcare holding and are cautious about this sector going forward.

   We had a significant allocation to Multi-Family REITs--15.8% of net assets. This worked well for the REIT Fund as the sector was among the top performing sectors tracked by the National Association of Real Estate Investment Trusts (NAREIT).

NET ASSET MIX
--------------------------------------------------------------------------------
As of April 30, 1999

Self storage                                                    3.15%
Retail Strip Centers                                           11.12%
Office/Industrial REITS                                        35.89%
Cash and other                                                  6.63%
Other/Operating Companies                                      12.17%
Mall REITS                                                      5.64%
Net lease REITs                                                 2.42%
Manufactured Housing                                            7.20%
Multifamily REITS                                              15.78%
for total
 return
   6

   In short, the combination of our sector allocation and our individual REIT selection allowed us to significantly outperform our benchmark index, the NAREIT Equity REIT Index over the past six months. However, due to our greater focus on mid-sized REITs, we slightly underperformed the average of the REIT funds tracked by Lipper Analytical. We believe this is because REIT funds tracked by Lipper tended to favor REITs with larger market capitalizations. (Market capitalization is a company's stock price times the number of shares outstanding.)

   We focused instead on mid-size REIT companies because we see better opportunities in this area. Mid-size REITs currently appear undervalued compared to the full REIT universe. Our Fund's smaller asset size gives us greater flexibility than larger REIT funds to take advantage of those opportunities. Mid-size REITs, to a great extent, trailed larger REITs in April's rally and we have positioned the Fund to capture the benefits of a possible rebound in the coming months.


Meet the Delaware REIT Fund Management Team

Damon J. Andres
Vice President/Portfolio Manager
Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. He has been on the REIT Fund team since 1997. Prior to joining Delaware in 1994, Mr. Andres provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA Level III Candidate.

Christopher S. Beck
Vice President/Senior Portfolio Manager
Mr. Beck earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. He joined Delaware in 1997. In addition to co-managing the REIT Fund, Mr. Beck manages the Delaware Small Cap Value Fund. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. He is a CFA charterholder.

Thomas J. Trotman
Vice President/Portfolio Manager
Mr. Trotman earned a bachelor's degree in Accounting and English Literature from Muhlenberg College and an MBA from Widener University. Mr. Trotman has been on the REIT Fund team since 1998. Before joining Delaware in 1995, he was Vice President and Director of Investment Research at Independence Capital Management for seven years. He has also held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

The REIT team works closely with the Fund's sub-adviser, Lincoln Investment Management, which has a team of over 30 property analysis professionals. The sub-adviser provides input on fundamental trends in the real estate markets as well as analysis on individual properties.

                                                                       for total
                                                                        return
                                                                          7

Outlook
We believe that the catalysts behind the REIT rally in April may provide the impetus for better performance in the months ahead. In retrospect, we may find that the first quarter of 1999 marked the final chapter in the REIT correction of 1998.

   The REIT market's underperformance for the past six months was not entirely unexpected; real estate markets move in cycles and REITs had enjoyed exceptionally strong performance in previous years. However, we believe the extent of the underperformance was an overreaction to concerns about credit availability and the reliability of REIT earnings growth.

   We are cautiously optimistic about REIT performance in the coming six months for the following reasons:

o We think valuations are very attractive even after April's rally and believe that value investors will be drawn to this opportunity.

o Merger and acquisition activity within the REIT sector may accelerate as acquisitions become more affordable.

o Prospects for the U.S. economy over the next six months appear favorable to us. This should give investors continued confidence in real estate fundamentals.

   These are some of the primary reasons that we believe this asset class is a sound core holding for income-oriented investors with moderate risk tolerance.

   In addition, given the positive outlook for the real estate sector, our expectations for dividend growth remain very favorable. We think REIT dividend increases could average about 4.5% in 1999. Not only does the growth rate appear attractive, but REIT dividends seem very safe as well. REIT payout ratios, or the percentage of earnings that are paid out in dividends, are a primary measure of dividend safety and a predictor of future dividend growth. The lower the payout ratio, the better positioned REITs are to maintain or increase dividends. Currently, payout ratios are at or near their historical lows. (Source: NAREIT, SNL Securities.)

   We will continue to emphasize REITs with high current yields, safety and growth of dividends and attractive valuations as we strive to maximize the total return potential of the Delaware REIT Fund.

The combination of our sector allocation and individual REIT selection allowed us to outperform our benchmark Index, the NAREIT Equity REIT Index over the past six months.

for total
 return
   8

Performance Summary

REIT FUND PERFORMANCE
  GROWTH OF $10,000 INVESTMENT
  DECEMBER 6, 1995 TO APRIL 30, 1999, Including Max Sales Charge

    Delaware REIT Fund A Class
    Lipper Real Estate Fund Average

                                   Dec. `95    Mar. `96    Jun. `96     Sep. `96    Dec. `96     Mar. `97    Jun. `97     Sep. `97
Delaware REIT Fund A Class          9424.00     9689.00    10210.00     11016.00    13364.00     14043.00    14805.00     17163.00
Lipper Real Estate Fund Average    10000.00    10083.55    10508.82     11031.25    12792.33     12997.42    13713.86     15615.48




                                   Dec. `97    Mar. `98    Jun. `98     Sep. `98    Dec. `98     Mar. `99  Apr. `99
Delaware REIT Fund A Class         17552.00    17724.00    16844.00     15338.00    15380.00     14488.00  $15,899
Lipper Real Estate Fund Average    15704.01    15928.94    15056.6      13071.91    13237.04     12579.36  $13,899

Chart assumes $10,000 invested on December 6, 1995 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all dividends and capital gains. Performance of other classes of REIT Fund will vary due to differing charges and expenses. Effective November 2, 1998, the maximum sales charge was raised from 4.75% to 5.75% for investments of less than $50,000. Past performance does not guarantee future results.

REIT FUND Performance
Average Annual Returns Through April 30, 1999

                                      Lifetime   Three Years    One Year
----------------------------------------------------------------------------
Class A (est. 12/6/95)
   Excluding Sales Charge              17.98%      18.06%       -6.59%
   Including Sales Charge              15.94%      15.77%      -11.99%
----------------------------------------------------------------------------
Class B (est. 11/11/97)
   Excluding Sales Charge              -3.93%                   -7.19%
   Including Sales Charge              -6.09%                  -11.40%
----------------------------------------------------------------------------
Class C (est. 11/11/97)
   Excluding Sales Charge              -3.93%                   -7.20%
   Including Sales Charge              -3.93%                   -8.04%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed. Fee limitations were in effect for the periods shown. Returns would have been lower without the limitations.

Effective November 4, 1997, the Real Estate Investment Trust Portfolio was designated the "A Class" and a distribution fee of 0.25% was implemented. The A Class performance information prior to that date reflects the performance of the original class and has not been adjusted to reflect the effect of the distribution fee.

Class A shares have a front-end maximum sales charge of 5.75% and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for REIT Fund's Institutional and E Classes, available without sales or asset-based distribution charges only to certain eligible institutional accounts, were 18.12%, 18.22% and -6.34% for the lifetime, 3-year and one-year periods ended April 30, 1999. The E Class and Institutional Class were originally made available on November 4, 1997 and November 11, 1997 respectively; performance prior to that date reflects the performance of the original class (established 12/6/95) which operated under a substantially similar expense structure.

                                                              for total return 9
Financial Statements
Delaware Pooled Trust, Inc. -
REIT Fund
Statement of Net Assets
April 30, 1999 (Unaudited)

                                                        Number       Market
                                                      of Shares       Value
                                                     -------------------------
 COMMON STOCK - 93.37%
 Mall REITs - 5.64%
 General Growth Properties ...................         44,000     $ 1,619,750
 Simon Property Group ........................        101,900       2,923,256
                                                                  -----------
                                                                    4,543,006
                                                                  -----------
 Manufactured Housing REITs - 7.20%
 Chateau Communities .........................         98,848       2,872,770
 Sun Communities .............................         83,400       2,919,000
                                                                  -----------
                                                                    5,791,770
                                                                  -----------
 Multifamily REITs - 15.78%
 Apartment Investment & Management ...........         68,000       2,724,250
 Avalon Bay Communities ......................         87,194       3,051,790
 Equity Residential Properties ...............         55,400       2,562,250
 Essex Property Trust ........................         74,700       2,357,719
 Grove Property Trust ........................        176,300       2,005,413
                                                                  -----------
                                                                   12,701,422
                                                                  -----------
 Net Lease REITs - 2.42%
 Franchise Finance ...........................         84,000       1,947,750
                                                                  -----------
                                                                    1,947,750
                                                                  -----------
 Office/Industrial REITs - 35.89%
 Alexandria Real Estate Equities .............         89,900       1,977,800
 AMB Property ................................         98,600       2,779,288
 Cabot Industrial Trust ......................        123,700       2,520,388
 CarrAmerica Realty ..........................         85,500       2,116,125
 Duke Realty Investments .....................        111,700       2,624,950
 Equity Office Properties Trust ..............        115,802       3,191,793
 Liberty Property Trust ......................         76,700       1,850,388
 Mack-Cali Realty ............................         41,000       1,268,438
 Prentiss Properties Trust ...................        100,600       2,175,475
 Reckson Associates Realty ...................        131,100       2,949,750
 SL Green Realty .............................        140,500       2,792,438
 Spieker Properties ..........................         67,300       2,641,525
                                                                  -----------
                                                                   28,888,358
                                                                  -----------
 Retail Strip Center REITs - 11.12%
 First Washington ............................         89,000       1,907,938
 JDN Realty ..................................        132,750       2,937,094
 Kimco Realty ................................         56,700       2,225,475
 Pan Pacific Retail Properties ...............        104,200       1,875,600
                                                                  -----------
                                                                    8,946,107
                                                                  -----------
 Self-Storage REITs - 3.15%
 Public Storage ..............................         91,000       2,536,625
                                                                  -----------
                                                                    2,536,625
                                                                  -----------
 Other/Operating Companies - 12.17%
*Catellus Development ........................        179,600     $ 2,761,350
 Starwood Hotels & Resorts Trust .............        110,000       4,035,621
 Trizec Hahn .................................        141,200       3,000,500
                                                                  -----------
                                                                    9,797,471
                                                                  -----------
 Total Common Stock
   (cost $72,713,367) ........................                     75,152,509
                                                                  -----------
                                                        Number       Market
                                                      of Shares       Value
                                                     -------------------------
Repurchase Agreements - 5.23%
With Chase Manhattan 4.85% 5/03/99
   (dated 4/30/99, collateralized by $1,145,000
   U.S. Treasury Notes 5.50% due 12/31/00,
   market value $1,174,266 and by $259,000
   U.S. Treasury Notes 5.75% due 8/15/03,
   market value $267,347) ......................  $ 1,412,000     $ 1,412,000
With JP Morgan 4.85% 5/03/99
   (dated 4/30/99 collateralized by $394,000
   U.S. Treasury Notes 5.50% due 5/31/03,
   market value $407,510 and by $636,000
   U.S. Treasury Notes 5.75% due 10/31/02,
   market value $647,630 and by $300,000
   U.S. Treasury Notes 11.125% due 8/15/03,
   market value $373,219) ......................    1,400,000       1,400,000
With PaineWebber 4.85% 5/03/99
   (dated 4/30/99, collateralized by $534,000
   U.S. Treasury Notes 4.00% due 10/31/00,
   market value $526,641 and by $522,000
   U.S. Treasury Notes 6.25% due 10/31/01,
   market value $535,540 and by $359,000
   U.S. Treasury Notes 6.375% due 7/15/99,
   market value $366,684) ......................    1,400,000       1,400,000
                                                                  -----------
Total Repurchase Agreements
   (COST $4,212,000) ........................... ............       4,212,000
                                                                  -----------
TOTAL MARKET VALUE OF SECURITIES OWNED - 98.60%
   (COST $76,925,367) .......................................     $79,364,509
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.40% ...............................       1,125,469
                                                                  -----------
NET ASSETS APPLICABLE TO 6,374,796 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ..................     $80,489,978
                                                                  ===========
NET ASSET VALUE - REIT FUND A CLASS
   ($19,854,663 / 1,572,908 SHARES) .........................          $12.62
                                                                       ======
NET ASSET VALUE - REIT FUND B CLASS
   ($14,290,097 / 1,132,702 SHARES) .........................          $12.62
                                                                       ======
NET ASSET VALUE - REIT FUND C CLASS
   ($3,132,974 / 248,316 SHARES) ............................          $12.62
                                                                       ======
NET ASSET VALUE - REIT FUND INSTITUTIONAL
   CLASS ($1,807,448 / 143,079 SHARES) ......................          $12.63
                                                                       ======
NET ASSET VALUE - REIT FUND E CLASS
   ($41,404,796 / 3,277,791 SHARES) .........................          $12.63
                                                                       ======

10 for total return

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT APRIL 30, 1999:
Common Stock, $0.01 par value, 2,000,000,000
   shares authorized to Delaware Pooled Trust, Inc.
   with 50,000,000 shares allocated to the
   REIT Fund ....................................................   $79,795,693
Undistributed net investment income .............................       425,622
Accumulated net realized loss on investments ....................    (2,170,479)
Net unrealized appreciation of investments ......................     2,439,142
                                                                    -----------
Total Net Assets ................................................   $80,489,978
                                                                    ===========
--------------
REIT - Real Estate Investment Trust
* Non-income producing security for the six months ended 4/30/99.

NET ASSET VALUE AND OFFERING PRICE PER SHARE - REIT FUND
Net Assets Value A Class (A)                                             $12.62
Sales charge (5.75% of the offering price or 6.10% of
   the amount invested per share) (B)                                      0.77
                                                                         ------
Offering Price                                                           $13.39
                                                                         ======
--------------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Delaware Pooled Trust, Inc. -
REIT Fund
Statement of Operations
Six Months Ended April 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends ...........................................  $2,125,007
Interest ............................................      62,371    $2,187,378
                                                       ----------
Expenses:
Management fees .....................................     268,949
Distribution expense ................................      96,445
Dividend disbursing and transfer agent
   fees and expenses ................................      50,163
Registration fees ...................................      33,000
Accounting and administration .......................      13,515
Reports and statements to shareholders ..............       8,380
Professional fees ...................................       3,100
Custodian fees ......................................       1,050
Directors' fees .....................................         822
Taxes (other than taxes on income) ..................         300
Other ...............................................      10,485       486,209
                                                       ----------    ----------

Less expenses absorbed by Delaware
   Management Company ...............................                   (51,679)
Less expenses paid indirectly .......................                      (824)
                                                                     ----------
Total expenses ......................................                   433,706
                                                                     ----------
NET INVESTMENT INCOME ...............................                 1,753,672
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investments ....................                (1,327,522)
Net change in unrealized appreciation/depreciation
   of investments ...................................                 4,609,741
                                                                     ----------
Net realized and unrealized gain (loss)
   on investments ...................................                 3,282,219
                                                                     ----------
Net increase in net assets resulting
   from operations ..................................                $5,035,891
                                                                     ==========
                             See accompanying notes
                                                             for total return 11

Delaware Pooled Trust, Inc.-
REIT Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                        Six Months       Year
                                                          Ended         Ended
                                                         4/30/99      10/31/98
                                                       (Unaudited)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................    $1,753,672    $3,289,007
Net realized gain (loss) on investments ...........    (1,327,522)    2,783,948
Net change in unrealized appreciation/
   depreciation of investments ....................     4,609,741   (15,725,684)
                                                      -----------   -----------
Net increase (decrease) in net assets
   resulting from operations ......................     5,035,891    (9,652,729)
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................      (526,691)     (233,551)
   B Class ........................................      (458,503)     (168,186)
   C Class ........................................       (94,415)      (26,850)
   Institutional Class ............................       (55,212)     (113,915)
   E Class ........................................    (1,544,162)   (3,049,187)

Net realized gain on investments:
   A Class ........................................      (689,751)      (31,854)
   B Class ........................................      (674,750)      (44,406)
   C Class ........................................      (135,690)       (4,998)
   Institutional Class ............................       (69,929)     (109,306)
   E Class ........................................    (2,051,762)   (2,745,948)
                                                      -----------   -----------
                                                      $(6,300,865)  $(6,528,201)
                                                      -----------   -----------

                                                        Six Months       Year
                                                          Ended         Ended
                                                         4/30/99      10/31/98
                                                       (Unaudited)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................    $8,254,509   $18,899,466
   B Class ........................................     2,877,822    16,282,975
   C Class ........................................     1,234,122     2,912,202
   Institutional Class ............................       782,264     5,252,183
   E Class ........................................             -    54,856,483
Netasset value of shares issued upon reinvestment
   of distributions from net investment income
   and net realized gain on investments:
   A Class ........................................     1,104,662       240,840
   B Class ........................................     1,022,525       163,496
   C Class ........................................       167,966        25,241
   Institutional Class ............................       125,141       223,221
   E Class ........................................     2,860,611     5,669,978
                                                      -----------   -----------
                                                       18,429,622   104,526,085
                                                      -----------   -----------
Cost of shares repurchased:
   A Class ........................................    (2,856,804)  (64,151,749)
   B Class ........................................    (2,118,767)   (1,568,218)
   C Class ........................................      (655,901)     (144,365)
   Institutional Class ............................      (577,092)   (3,514,603)
   E Class ........................................    (1,354,362)   (8,167,173)
                                                      -----------   -----------
                                                       (7,562,926)  (77,546,108)
                                                      -----------   -----------
Increase in net assets derived from capital
   share transactions .............................    10,866,696    26,979,977
                                                      -----------   -----------
NET INCREASE IN NET ASSETS ........................     9,601,722    10,799,047

NET ASSETS:
Beginning of period ...............................    70,888,256    60,089,209
                                                      -----------   -----------
End of period .....................................   $80,489,978   $70,888,256
                                                      ===========   ===========

12 for total return

Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       REIT Fund                             REIT Fund
                                                                        A Class                               B Class
                                                     --------------------------------------------------------------------------
                                                     Six Months     Year         Year    12/6/95(1)    Six Months   11/11/97(1)
                                                       Ended       Ended        Ended        to          Ended          to
                                                     4/30/99(4)  10/31/98(3)   10/31/97   10/31/96     4/30/99(4)    10/31/98
                                                     (Unaudited)                                       (Unaudited)
Net asset value, beginning of period ............     $12.980     $16.260      $12.490     $10.000      $12.990       $16.230

Income from investment operations:
   Net investment income ........................       0.283       1.118        0.616       0.652        0.270         0.914
   Net realized and unrealized gain
     (loss) on investments ......................       0.517      (2.713)       4.664       1.938        0.487        (2.559)
                                                      -------     -------      -------     -------      -------       -------
   Total from investment operations .............       0.800      (1.595)       5.280       2.590        0.757        (1.645)
                                                      -------     -------      -------     -------      -------       -------
Less dividends and distributions:
   Dividends from net investment income .........      (0.485)     (0.865)      (0.720)     (0.100)      (0.452)       (0.775)
   Distributions from net realized
     gains on investments .......................      (0.675)     (0.820)      (0.790)      -           (0.675)       (0.820)
                                                      -------     -------      -------     -------      -------       -------
   Total dividends and distributions ............      (1.160)     (1.685)      (1.510)     (0.100)      (1.127)       (1.595)
                                                      -------     -------      -------     -------      -------       -------
Net asset value, end of period ..................     $12.620     $12.980      $16.260     $12.490      $12.620       $12.990
                                                      =======     =======      =======     =======      =======       =======

Total return(2)..................................       6.69%     (10.98%)      46.50%      26.12%        6.31%       (11.31%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ......     $19,855     $13,340      $60,089     $26,468      $14,290       $12,802
   Ratio of expenses to average net assets ......       1.20%       1.11%        0.82%       0.89%        1.95%         1.86%
   Ratio of expenses to average net assets
     prior to expense limitation and
     expenses paid indirectly ...................       1.34%       1.27%        0.99%       1.02%        2.09%         2.02%
   Ratio of net investment income to
     average net assets .........................       4.96%       4.31%        4.25%       6.70%        4.21%         3.56%
   Ratio of net investment income to
     average net assets prior
     to expense limitation and
     expenses paid indirectly ...................       4.82%       4.15%        4.08%       6.57%        4.07%         3.40%
   Portfolio turnover ...........................         78%         51%          58%        109%          78%           51%

--------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Effective November 4, 1997, the original class of The Real Estate Investment Trust Portfolio was redesignated the REIT Fund A Class and became subject to a 0.25% 12B-1 distribution fee. Before that date, that class was not subject to such a fee and the financial highlights presented above for that prior period have not been restated to reflect a 0.25% fee. In conjunction with the redesignation of the original class, four additional classes of shares (REIT Fund B Class, REIT C Class, REIT Fund Institutional Class and The Real Estate Investment Trust Portfolio Class, referred to in the table as "E Class") were created. REIT Fund A Class shares representing $54.9 million and $1.8 million were exchanged by shareholders for E Class and REIT Fund Institutional Class shares, respectively.
(4) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes
                                                             for total return 13
Financial Highlights (Continued)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     REIT Fund               REIT Fund            REIT Fund
                                                                      C Class            Institutional Class        E Class
                                                             -----------------------------------------------------------------------
                                                             Six Months  11/11/97(1)   Six Months 11/11/97(1) Six Months  11/4/97(1)
                                                                Ended       to           Ended        to        Ended        to
                                                              4/30/99(3)  10/31/98     4/30/99(3)  10/31/98    4/30/99(3)  10/31/98
                                                             (Unaudited)              (Unaudited)             (Unaudited)
Net asset value, beginning of period ..................       $12.990     $16.230      $12.990     $16.230      $12.990     $16.340

Income from investment operations:
   Net investment income ..............................         0.267       0.914        0.349       1.134        0.329       1.134
   Net realized and unrealized gain (loss)
     on investments ...................................         0.490      (2.559)       0.466      (2.659)       0.486      (2.769)
                                                              -------     -------      -------     -------      -------     -------
   Total from investment operations ...................         0.757      (1.645)       0.815      (1.525)       0.815      (1.635)
                                                              -------     -------      -------     -------      -------     -------
Less dividends and distributions:
   Dividends from net investment income ...............        (0.452)     (0.775)      (0.500)     (0.895)      (0.500)     (0.895)
   Distributions from net realized gains
     on investments ...................................        (0.675)     (0.820)      (0.675)     (0.820)      (0.675)     (0.820)
                                                              -------     -------      -------     -------      -------     -------
   Total dividends and distributions ..................        (1.127)     (1.595)      (1.175)     (1.715)      (1.175)     (1.715)
                                                              -------     -------      -------     -------      -------     -------
Net asset value, end of period ........................       $12.620     $12.990      $12.630     $12.990      $12.630     $12.990
                                                              =======     =======      =======     =======      =======     =======

Total return(2)........................................         6.31%     (11.31%)       6.82%     (10.56%)       6.82%     (11.17%)

Ratios and supplemental data:
   Net assets, end of period
     (000 omitted) ....................................        $3,133      $2,435       $1,807      $1,504      $41,405     $40,807
   Ratio of expenses
     to average net assets ............................         1.95%       1.86%        0.95%       0.86%        0.95%       0.86%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly ..................................         2.09%       2.02%        1.09%       1.02%        1.09%       1.02%
   Ratio of net investment income
     to average net assets ............................         4.21%       3.56%        5.21%       4.56%        5.21%       4.56%
   Ratio of net investment income
     to average net assets prior
     to expense limitation and expenses
     paid indirectly ..................................         4.07%       3.40%        5.07%       4.40%        5.07%       4.40%
   Portfolio turnover .................................           78%         51%          78%         51%          78%         51%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

14 for total return

Delaware Pooled Trust, Inc. -
REIT Fund
Notes to Financial Statements
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
REIT Fund ("The Fund") is a series of Delaware Pooled Trust, Inc. which is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and currently offers five classes of shares. REIT Fund A Class carries a front-end sales charge of 5.75%. REIT Fund B Class carries a back-end deferred sales charge, REIT Fund C Class carries a level load deferred sales charge, and REIT Fund Institutional and E Classes carry no sales charge. This report contains information relating only to The Real Estate Investment Trust Portfolio. All other Pooled Trust portfolios are included in a separate report.

The Fund seeks to achieve a maximum long-term total return, with capital appreciation a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. The Portfolio will invest at least 65% of its assets in stocks of real estate investment trusts.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income on a quarterly basis. Net capital gains, if any, will be distributed annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $824 for the period ended April 30, 1999. The Fund may receive earnings credit used to offset custody fees when positive balances are maintained at the custodian. The "soft dollar" reimbursement and the earnings credit are combined as expenses paid indirectly in the Statement of Operations.

2. Investment Management and Other Transactions with Affiliates
Commencing April 15, 1999, and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the net assets over $2,500 million, less fees paid to the unaffiliated directors. Prior to April 15, 1999, the fund paid DMC an annual fee, which was calculated at the rate of 0.75% of the average daily net assets of the fund. At April 30, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $33,898.

Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as sub-advisor to the Fund.

DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 0.95% of the Fund's average daily net assets through October 31, 1999.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $14,721.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to A Class shares and 1.00% of the average daily net assets attributable to B Class and C Class shares. At April 30, 1999 the Fund had a liability for distribution fees and other expenses payable to DDLP and other affiliates of $8,548.

For the six months ended April 30, 1999, DDLP earned $10,205 for commissions on sales of the Fund A Class shares.

                                                             for total return 15

--------------------------------------------------------------------------------
Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are not compensated by the Fund.

3. Investments
During the six months ended April 30, 1999, the Fund made purchases of $22,803,742 and sales of $19,213,584 of investments other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. At April 30, 1999, the aggregate cost of securities was $76,925,367.

At April 30, 1999, net unrealized appreciation was $2,439,142, of which $3,922,826 related to unrealized appreciation of securities and $1,483,684 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                        Six Months       Year
                                                           Ended        Ended
                                                          4/30/99     10/31/98
                                                        (Unaudited)
                                                        -----------  ----------
Shares sold:
   A Class ........................................       685,483     1,265,036
   B Class ........................................       236,124     1,085,487
   C Class ........................................       101,406       196,042
   Institutional Class ............................        62,598       346,250
   E Class ........................................             -     3,348,843

Shares issued upon reinvestment of
distributions from net investment income
and net realized gains on investments:
   A Class ........................................        92,084        16,895
   B Class ........................................        85,035        11,336
   C Class ........................................        13,984         1,754
   Institutional Class ............................        10,429        14,989
   E Class ........................................       238,144       380,536
                                                        ---------    ----------
                                                        1,525,287     6,667,168
                                                        ---------    ----------
Shares repurchased:
   A Class ........................................      (232,189)   (3,949,165)
   B Class ........................................      (174,140)     (111,140)
   C Class ........................................       (54,518)      (10,352)
   Institutional Class ............................       (45,735)     (245,452)
   E Class ........................................      (101,374)     (588,358)
                                                        ---------    ----------
                                                         (607,956)   (4,904,467)
                                                        ---------    ----------

Net Increase ......................................       917,331     1,762,701
                                                        =========    ==========

5. Lines of Credit
The Fund has a committed line of credit for $2,600,000. No amount was outstanding at April 30, 1999 or at any time during the fiscal period.

6. Credit and Market Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

16 for total return

Proxy Results
(Unaudited)

For the period ended April 30, 1999, REIT Fund's shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999. The description of each proposal and number of shares voted are as follows:

                                             Shares        Shares       Shares
                                             Voted          Voted        Voted
                                              For          Against      Abstain
                                           -----------     -------    ---------
1. To elect the Fund's Board of Directors:

   Jeffrey J. Nick ....................    102,295,074        -       6,628,125
   Walter P. Babich ...................    102,295,236        -       6,627,963
   John H. Durham .....................    106,286,130        -       2,637,069
   Anthony D. Knerr ...................    106,286,130        -       2,637,069
   Ann R. Leven .......................    106,286,130        -       2,637,069
   Thomas F. Madison ..................    106,286,130        -       2,637,069
   Charles E. Peck ....................    106,286,130        -       2,637,069
   Wayne A. Stork .....................    106,286,130        -       2,637,069
   Jan L. Yeomans .....................    106,286,130        -       2,637,069

2. To approve the reclassification of the Fund's investment objective from fundamental to non-fundamental.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -

3. To approve standardized fundamental investment restrictions for the Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the Fund's investments in the same industry.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -

3C. To adopt a new fundamental investment restriction concerning underwriting.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -


4. To approve a new investment management agreement with Delaware Management Company for the Fund.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -


5. To approve a new sub-advisor agreement with Lincoln Investment Management, Inc. for the Fund.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                               3,039,645           -               -

6. To ratify the selection of Ernst & Young LLP, as the independent auditors for the Delaware Pooled Trust.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                              107,327,488       689,087         906,623

7. To approve the restructuring of the Delaware Pooled Trust from a Maryland Corporation into a Delaware Business Trust.

                                 Shares          Shares          Shares
                                 Voted           Voted           Voted
                                  For           Against         Abstain
                                  ---           -------         -------
                              103,120,509      4,307,760       1,217,677

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL                 FOR CURRENT INCOME
Aggressive Growth Fund                Delchester Fund
Trend Fund                            High-Yield Opportunities Fund
DelCap Fund                           Extended Duration Bond Fund
Small Cap Value Fund                  Strategic Income Fund
U.S. Growth Fund                      Corporate Bond Fund
Growth Stock Fund                     U.S. Government Fund
Tax-Efficient Equity Fund             U.S. Government Securities Fund
Social Awareness Fund                 Limited-Term Government Fund

FOR TOTAL RETURN                      FOR TAX-EXEMPT INCOME
Blue Chip Fund                        National High Yield Municipal Bond Fund
Devon Fund                            Tax-Free USA Fund
Decatur Equity Income Fund            Tax-Free Insured Fund
Growth and Income Fund                Tax-Free USA Intermediate Fund
REIT Fund                             State Tax-Free Funds*
Delaware Balanced Fund
                                      MONEY MARKET FUNDS
FOR INTERNATIONAL DIVERSIFICATION     Delaware Cash Reserve
Emerging Markets Fund                 Tax-Free Money Fund
New Pacific Fund
Overseas Equity Fund                  ASSET ALLOCATION FUNDS
International Equity Fund                Foundation Funds
Global Equity Fund                       Growth Portfolio
Global Bond Fund                         Balanced Portfolio
                                         Income Portfolio

                                     * Available for the following states:
                                       Arizona, California, Colorado, Florida,
                                       Idaho, Iowa, Kansas, Minnesota, Missouri,
                                       North Dakota, New Jersey, New Mexico,
                                       New York, Ohio, Oregon, Pennsylvania,
                                       Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.
funds

                                       Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[photo of computer keyboard]

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF REIT FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE investors when preceded or accompanied by a current Prospectus for REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[photo of globes]

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

SUBADVISER
Lincoln Investment Management, Inc.
Fort Wayne, Indiana

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.


DELAWARE
INVESTMENTS
=====================
Philadelphia o London

Printed in the USA
on recycled paper

SA-187 [4/99] PP6/99
(1815)